UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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COHEN & COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 12, 2019 COHEN & COMPANY INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of COHEN & COMPANY INC. 2929 ARCH STREET SUITE 1703 PHILADELPHIA, PA 19104 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E77739-P24187 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 18, 2019 Date: June 12, 2019Time: 10:00 A.M., Local Time Location: Cohen & Company Inc. 3 Columbus Circle, 24th Floor New York, New York 10019

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E77740-P24187 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Daniel G. Cohen 02) G. Steven Dawson 03) Jack J. DiMaio, Jr. 04) Jack Haraburda 05) Diana Louise Liberto 4. To appr ove, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement. The Board of Directors recommends you vote 3 YEARS on the following proposal: The Board of Directors recommends you vote FOR the following proposals: 5. To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company. 2. To approve the potential issuance of shares of the Company’s common stock pursuant to the Convertible Senior Promissory Note, dated August 28, 2015, issued by the Company to the Edward E. Cohen IRA in the aggregate principal amount of $4,385,628, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018, in accordance with Section 713(a) of the NYSE American Company Guide. The Board of Directors recommends you vote FOR the following proposal: 6. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019. NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH DIRECTOR NOMINEE; FOR PROPOSALS 2, 3, 4, AND 6; AND EVERY THREE YEARS FOR PROPOSAL 5. 3. To approve the potential issuance of shares of the Company’s common stock pursuant to the Convertible Senior Promissory Note, dated September 25, 2013, issued by the Company to the EBC 2013 Family Trust in the aggregate principal amount of $2,400,000, as amended by Amendment No. 1 to Convertible Senior Promissory Note, dated September 25, 2018, in accordance with Section 713(a) of the NYSE American Company Guide. E77741-P24187 Voting Items

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